                                                                    Exhibit 99.1


        STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
               FINANCIAL OFFICER RELATING TO EXCHANGE ACT FILINGS


I, Alan I. Kirshner, Chief Executive Officer of Markel Corporation (the "Company"), state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of the Company, and except as corrected or supplemented in a subsequent covered report:

  o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

  o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement is a "covered report":

  o the Annual Report on Form 10-K of the Company filed with the Securities and Exchange Commission (the "Commission") for the year ended December 31, 2001;

  o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

  o  any amendments to any of the foregoing.



Dated:  August 7, 2002                                   /s/  ALAN I. KIRSHNER
                                                         -----------------------
                                                         Alan I. Kirshner


Subscribed and sworn to before me this 7th day of August, 2002.

                                                         /s/ JEAN CHILDRESS
                                                         -----------------------
                                                         Jean Childress
                                                         Notary Public

My commission expires:  12/31/05